Exhibit 99.4
AIRCRAFT INTERCHANGE AGREEMENT
This Aircraft Interchange Agreement (the “Agreement”) dated as of July 2, 2008 is entered into for the purpose of providing for the interchange of certain aircraft owned or operated by each Party, under the terms and conditions contained herein and in accordance with Federal Aviation Regulation (FAR) §91.501, by and between Fidelity National Financial, Inc., a Delaware corporation (“FNF”), Fidelity National Information Services, Inc., a Georgia corporation (“FIS”), and Lender Processing Services, Inc., a Delaware corporation (“LPS”). Each of FNF, FIS and LPS are hereinafter referred to individually as a “Party” and collectively as the “Parties”.
WITNESSETH
     WHEREAS, FNF is the sole lessee of certain aircraft listed in Exhibit A attached hereto (together with any other aircraft hereafter owned or leased by FNF from time to time in addition to or in replacement of such aircraft, the “FNF Aircraft”), and FIS and LPS are the co-lessees to certain aircraft listed in Exhibit B attached hereto (together with any other aircraft hereafter owned or leased by either FIS or LPS from time to time in addition to or in replacement of such aircraft, the “FIS-LPS Aircraft”) (the FNF Aircraft and the FIS-LPS Aircraft are hereinafter referred to individually as an “Aircraft” and collectively as the “Aircraft”);
     WHEREAS, FNF has entered into that certain Aviation Management Agreement, having an effective date of December 1, 2007 (the “FNF Management Agreement”), between FNF and FLIGHTWORKS, INCORPORATED (“FlightWorks”), and FIS and LPS have entered into that certain Aviation Management Agreement, having an effective date of July 2, 2008 (the “FIS-LPS Management Agreement”), among FIS, LPS and FlightWorks, whereby FlightWorks provides certain maintenance, pilot, operational and administrative services to FNF, FIS and LPS, respectively, with respect to the Aircraft;
     WHEREAS, each of FNF, FIS and LPS wishes to participate from time to time in this Agreement in accordance with FAR §91.501(c)(2).
     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Parties agree as follows:
1.	Scope of Agreement. The recital clauses hereinabove are hereby incorporated in this Section 1 of this Agreement. The operator of an Aircraft is hereinafter referred to as the “Operator,” and the Party using such Aircraft is hereinafter referred to as the “User.” For the avoidance of doubt, FNF is the Operator of the FNF Aircraft, and FIS and LPS are each an Operator of the FIS-LPS Aircraft, and this Agreement shall apply to each Party according to its pro rata rights and interests in its respective Aircraft.
2.	Description. Each Party agrees to participate in the Agreement to provide the use of its Aircraft for the convenience of each of the other Parties, and to operate interchange flights, subject to the requirements of FAR §91.501(b)(6), for the carriage of company officials, employees and guests of User’s company. Such use will be at the convenience of the Parties, upon request by one Party to the others. Each Party warrants that it will use the other Parties’ Aircraft for and on account of its own business only, and will not use the other Parties’ Aircraft for the purposes of providing transportation of passengers or cargo in air commerce for compensation or hire. Each User further agrees that it will use the Aircraft in accordance with this Agreement, all applicable laws, regulations, rules, certificates, directives, orders and bulletins and all insurance policies covering the Aircraft and its use and operation.
3.	Scheduling. The User will provide the Operator with a flight schedule at least twenty-four (24) hours in advance of a proposed departure, which will include the following:
A. Proposed departure point;
B. Destination;
C. Date and proposed departure time of the flight;
D. Number of anticipated passengers;
E. Nature and extent of luggage and/or cargo to be carried;
F. Date and time of return flight, if any;
G. Other information that may be pertinent or required by the Operator; and
H. Identification of the Aircraft requested.
4.	Final Authority. The Operator of its respective Aircraft will use its reasonable commercial efforts to accommodate the User’s proposed schedule, but will maintain final authority over the scheduling of the Aircraft, and specifically the right to decline to schedule the proposed flight. No Party shall be obligated to make its respective Aircraft available to the other Parties under this Agreement.
5.	Operational Expenses. The Operator of the respective Aircraft will be responsible for all costs pertaining to the operation of the Aircraft on interchange flights, including, but not by way of limitation, the costs of fuel, flight crew, insurance, training (emergency, ground and flight), repairs and maintenance, catering to first class airline standards, parking and landing fees, and aircraft deicing. International landing fees, parking fees, overnight permits, communication charges and charges that are not applicable to domestic travel will be reimbursed to the Operator by the User.
6.	Operational Control. The Operator shall have exclusive operational control, as that term is defined in 14 C.F.R. §1.1, over all aspects of each interchange flight operated using its Aircraft pursuant to this Agreement. The pilot in command shall have final and complete authority over the safety of operations for each interchange flight. The Operator of the respective Aircraft shall be solely responsible for securing maintenance, preventive maintenance and all required inspections of its Aircraft. Nothing herein transfers to the User any right, title, or interest in or to the Operator’s Aircraft or related equipment (including, without limitation, airframes, engines, instruments, propellers, seats, accessories, furnishings or parts of whatever kind or nature) owned, leased or operated by the Operator. The availability of Operator’s Aircraft for flights under this Agreement will at all times be subject and subordinate to any rights in and to such aircraft and related equipment now held by, or hereafter granted by Operator to a lender, lessor or third party.
7.	Insurance. Each Party agrees to maintain and keep in full force and effect aircraft general liability insurance in the minimum amount of Fifty Million and No/100ths United States Dollars ($50,000,000.00) (or such other amount as may be agreed among all Parties from time to time), and will cause the other Parties to be listed as an additional primary insured on all policies, with waiver of subrogation rights and a thirty (30)-day notice provision in the event of any cancellation, change, or expiration of the policy. Certificates evidencing such coverage will be provided upon request.

8.	Force Majeure. No Party shall be liable for any failure to perform any of its obligations under this Agreement due to force majeure, which shall include weather, accidents, strikes, acts of God, fire, terrorism or the threat thereof, explosion, riot, looting, civil commotion, failure of machinery or plant, shortages of materials, closure of airports, restrictions by government or any competent authority, or any other similar circumstances of whatsoever kind and howsoever caused beyond control of such Party.
9.	Dispute Resolution.
(a) Amicable Resolution. The Parties mutually desire that friendly collaboration will continue among them. Accordingly, they will try to resolve in an amicable manner all disagreements and misunderstandings connected with their respective rights and obligations under this Agreement, including any amendments hereto. In furtherance thereof, in the event of any dispute or disagreement (a “Dispute”) between or among any of the Parties in connection with this Agreement (including, without limitation, the non-performance of obligations or payment (or non-payment) of amounts hereunder), then the Dispute, upon written request of any Party involved in the Dispute, will be referred for resolution to the general counsel (or similar position) of each Party, who will have fifteen (15) days to resolve such Dispute. If the general counsels do not agree to a resolution of such Dispute within fifteen (15) days after the reference of the matter to them, such matter will be referred to the president of each Party involved in the Dispute for final resolution. Notwithstanding anything to the contrary in this Section 9, any amendment to the terms of this Agreement may only be effected in accordance with Section 17.
(b) Arbitration. In the event that the Dispute is not resolved in a friendly manner as set forth in Section 9(a), any Party involved in the Dispute may submit the dispute to binding arbitration pursuant to this Section 9(b). All Disputes submitted to arbitration pursuant to this Section 9(b) shall be resolved in accordance with the Commercial Arbitration Rules of the American Arbitration Association, unless the Parties involved mutually agree to utilize an alternate set of rules, in which event all references herein to the American Arbitration Association shall be deemed modified accordingly. Expedited rules shall apply regardless of the amount at issue. Arbitration proceedings hereunder may be initiated by any involved Party making a written request to the American Arbitration Association, together with any appropriate filing fee, at the office of the American Arbitration Association in Orlando, Florida. All arbitration proceedings shall be held in the city of Jacksonville, Florida in a location to be specified by the arbitrators (or any place agreed to by the Parties and the arbitrators). The arbitration shall be by a single qualified arbitrator experienced in the matters at issue, such arbitrator to be mutually agreed upon by the Parties involved in the Dispute. If Parties fail to agree on an arbitrator within thirty (30) days after notice of commencement of arbitration, the American Arbitration Association shall, upon the request of any Party to the Dispute, appoint the arbitrator. Any order or determination of the arbitral tribunal shall be final and binding upon the Parties to the arbitration as to matters submitted and may be enforced by any Party to the Dispute in any court having jurisdiction over the subject matter or over the applicable Party. All costs and expenses incurred in connection with any such arbitration proceeding (including reasonable attorneys’ fees) shall be borne by the Party incurring such costs. The use of any alternative dispute resolution procedures hereunder will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of any Party.
(c) Commencement of Dispute Resolution Procedure. Notwithstanding anything to the contrary in this Agreement, each of the Parties, but none of their respective subsidiaries or affiliates, are entitled to commence a dispute resolution procedure under this Agreement, whether pursuant to this Section 9 or otherwise, and each Party will cause its respective affiliates not to commence any dispute resolution procedure other than through such Party as provided in this Section 9(c).
(e) Compensation. Each Party shall continue to make all payments due and owing under Section 10 for use not the subject of a Dispute and shall not off-set such fees by the amount that is the subject of the Dispute.
10.	Record Keeping, Payments and Administrative. The Parties, by their mutual agreement, will interchange the Aircraft for equal time in service (based on their pro rata ownership of each Aircraft) recorded in one-tenths (1/10ths) of hours. The Parties will use their reasonable efforts to ensure that an interchange surplus of twenty-five (25) hours is the maximum balance for any Party to carry at any time during the term of this Agreement. If the maximum balance is exceeded by any Party for any period in excess of six (6) consecutive months, the Parties will make an appropriate settlement within the guidelines of the FARs, unless they otherwise agree. At the end of each one (1)-month period of the calendar year, the Parties will compare their respective records to monitor the equal time in service between each Party’s respective Aircraft.
11.	Effective Date/Term of Agreement. The effective date of this Agreement is the date set forth in the opening paragraph of this Agreement. This Agreement will continue thereafter until terminated pursuant to Section 12 below by any Party. This Agreement may be executed in counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same document.
12.	Termination. This Agreement may be terminated by any Party immediately at any time upon breach or default of any other Party which is not cured within fifteen (15) days of a non-defaulting Party’s notice of breach or default, and may be terminated at will by any Party by giving the other Parties at least thirty (30) days written notice of its intent to so terminate. Upon termination, appropriate settlement will be made within the guidelines of the FARs.
13.	Notices. Any notice or other communication given under this Agreement shall be in writing and shall be delivered to the addressee via personal delivery, courier delivery, electronic mail, facsimile, or registered mail, return receipt requested, to each addressee by way of address, or other respective notice information, provided in Exhibit C hereto.
14.	Assignment. This Agreement will inure to the benefit of and will be binding upon each of the Parties hereto and their respective successors and assigns. No Party may assign,

transfer or convey any right, obligation or duty, in whole or in part, or any other interest under this Agreement without the prior written consent of the other Parties, except that each Party may assign this Agreement to an affiliate of such Party upon written notice to the other Parties. The provisions of this Agreement are for the benefit of the Parties and not for any other person or entity. However, should any third party institute proceedings, the provisions of this Agreement shall not provide any such person with any remedy, claim, liability, reimbursement, cause of action, or other right.
15.	Severability. If any part of this Agreement is determined to be invalid, illegal or unenforceable, such determination will not affect the validity, legality or enforceability of any other part of this Agreement, as if such invalid, illegal or unenforceable part were not contained herein.
16.	Governing Law. This Agreement will be governed and constructed according to the laws of the State of Florida, without giving effect to such State’s laws and principles regarding the conflict of laws. If any dispute arises out of or in connection with this Agreement, except as expressly contemplated by another provision of this Agreement, the Parties irrevocably (a) consent and submit to the exclusive jurisdiction of federal and state courts located in Jacksonville, Florida, (b) waive any objection to that choice of forum based on venue or to the effect that the forum is not convenient and (c) WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO TRIAL OR ADJUDICATION BY JURY.
17.	Entire Agreement; Amendment and Waiver. This Agreement, together with the exhibits and documents referred to herein, constitutes the complete and entire agreement between the Parties and supercedes all prior representations, promises, agreements and understandings of the Parties, express or implied, related to the subject matter herein. This Agreement may be amended only in writing signed by all Parties. No waiver of any provisions of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the Party against whom such waiver or consent is claimed. No course of dealing or failure of any Party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition. Waiver by either Party of any default by the other Party shall not be deemed a waiver of any other default.
TRUTH IN LEASING STATEMENT UNDER FAR §91.23:
(a)	FNF HEREBY CERTIFIES THAT THE AIRCRAFT LISTED ON EXHIBIT A BY U.S. REGISTRATION NUMBER N97FT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS OF FAR PART 135; THAT THE AIRCRAFT LISTED ON EXHIBIT A BY U.S. REGISTRATION NUMBER N92FT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS OF FAR PART 91; AND THAT ALL APPLICABLE REQUIREMENTS FOR THE MAINTENANCE AND INSPECTION FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT HAVE BEEN MET.

(b)	FIS HEREBY CERTIFIES THAT THE AIRCRAFT LISTED ON EXHIBIT B BY U.S. REGISTRATION NUMBER N96FT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS OF FAR PART 91, AND ALL APPLICABLE REQUIREMENTS FOR THE MAINTENANCE AND INSPECTION FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT HAVE BEEN MET.
(c)	LPS HEREBY CERTIFIES THAT THE AIRCRAFT LISTED ON EXHIBIT B BY U.S. REGISTRATION NUMBER N96FT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS OF FAR PART 91; AND THAT ALL APPLICABLE REQUIREMENTS FOR THE MAINTENANCE AND INSPECTION FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT HAVE BEEN MET.
(d)	FNF, FIS AND LPS AGREE, CERTIFY AND KNOWINGLY ACKNOWLEDGE THAT WHEN THE AIRCRAFT ON EXHIBIT A ARE OPERATED UNDER THIS AGREEMENT, FNF SHALL BE KNOWN AS, CONSIDERED, AND SHALL IN FACT BE THE OPERATOR OF THE AIRCRAFT, AND SHALL HAVE OPERATIONAL CONTROL OF THE AIRCRAFT, AND THAT FNF UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FARs.
(e)	FIS, LPS AND FNF AGREE, CERTIFY AND KNOWINGLY ACKNOWLEDGE THAT WHEN THE AIRCRAFT ON EXHIBIT B IS OPERATED UNDER THIS AGREEMENT, FIS AND LPS SHALL BE KNOWN AS, CONSIDERED, AND SHALL IN FACT BE THE OPERATORS OF THE AIRCRAFT, AND SHALL HAVE OPERATIONAL CONTROL OF THE AIRCRAFT, AND THAT FIS AND LPS EACH UNDERSTAND ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FARs.
(f)	EACH OF FNF, FIS AND LPS ACKNOWLEDGES THAT THE AIRCRAFT BEARING U.S. REGISTRATION NUMBER N97FT IS SUBJECT TO BEING OPERATED, FROM TIME TO TIME, BY FLIGHTWORKS, HOLDER OF A VALID AIR/TAXI COMMERCIAL OPERATOR OPERATING CERTIFICATE ISSUED BY THE FAA UNDER FAR PART 135, UNDER THE TERMS OF THE FNF MANAGEMENT AGREEMENT, FOR PURPOSES OF PART 135 OPERATIONS BY FLIGHTWORKS. FNF, FIS AND LPS AGREE THAT WHEN AIRCRAFT N97FT IS SO OPERATED BY FLIGHTWORKS, FLIGHTWORKS SHALL IN FACT BE THE OPERATOR OF THE AIRCRAFT AND SHALL HAVE OPERATIONAL CONTROL OF THE AIRCRAFT, AND THAT FLIGHTWORKS UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FARs.

(g)	THE PARTIES UNDERSTAND THAT AN EXPLANATION OF FACTORS AND PERTINENT FEDERAL AVIATION REGULATIONS BEARING ON OPERATIONAL CONTROL CAN BE OBTAINED FROM THE NEAREST FLIGHT STANDARDS DISTRICT OFFICE. THE PARTIES FURTHER CERTIFY THAT THEY WILL SEND A TRUE COPY OF THIS EXECUTED AGREEMENT TO: AIRCRAFT REGISTRATION BRANCH, P.O. BOX 25724, OKLAHOMA CITY, OKLAHOMA, 73125, WITHIN TWENTY-FOUR (24) HOURS OF ITS EXECUTION, AS PROVIDED BY FAR §91.23(c)(l).
(h)	A COPY OF THIS AGREEMENT SHALL BE CARRIED IN EACH AIRCRAFT WHILE BEING OPERATED HEREUNDER, AND SHALL BE MADE AVAILABLE FOR REVIEW UPON REQUEST BY THE FAA.
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     IN WITNESS WHEREOF, each of the Parties hereto have caused this Agreement to be executed on their behalf by a duly authorized representative as of the day and year written above.

FIDELITY NATIONAL FINANCIAL, INC.
By:	/s/ Michael L. Gravelle
Michael L. Gravelle
Executive Vice President, Legal

FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:	/s/ Lee A. Kennedy
Lee A. Kennedy
President and Chief Executive Officer

LENDER PROCESSING SERVICES, INC.
By:	/s/ Jeffrey S. Carbiener
Jeffrey S. Carbiener
President and Chief Executive Officer

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